---------------------------------------------------

DIRECTORS                                    OFFICERS
Barton M. Biggs                              James W. Grisham
CHAIRMAN OF THE BOARD                        VICE PRESIDENT
  Chairman and Director, Morgan Stanley      Michael F. Klein
  Asset Management Inc. and Morgan Stanley   VICE PRESIDENT
  Asset Management Limited; Managing         Harold J. Schaaff,
  Director, Morgan Stanley & Co.             Jr.
  Incorporated; Director, Morgan Stanley     VICE PRESIDENT
  Group Inc.                                 Joseph P. Stadler
Frederick B. Whittemore                      VICE PRESIDENT
VICE-CHAIRMAN OF THE BOARD                   Valerie Y. Lewis
  Advisory Director, Morgan Stanley & Co.    SECRETARY
  Incorporated                               Karl O. Hartmann
Warren J. Olsen                              ASSISTANT SECRETARY
DIRECTOR AND PRESIDENT                       James R. Rooney
  Principal, Morgan Stanley Asset            TREASURER
  Management Inc. and Morgan Stanley & Co.   Joanna M. Haigney
  Incorporated                               ASSISTANT TREASURER
John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.
Gerard E. Jones
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and CEO, Pinacle
L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
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LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For  current performance, current  net asset value, or  for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                             FIXED INCOME PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996

LETTER TO SHAREHOLDERS
-------

The Fixed Income Portfolio invests primarily in a diversified portfolio of U.S. Government securities, corporate bonds (including competitively priced Eurodollar bonds), mortgage-backed securities and other fixed income securities. Targeted rates of return for the Portfolio are based on current and projected market and economic conditions and on a conservative investment management approach.

For the nine month period ended September 30, 1996, the Portfolio had a total return of 1.47% for the Class A shares and 1.33% for the Class B shares as compared to a total return of 0.60% for the Lehman Agregate Bond Index. The average annual total return for the twelve months and five years ended September 30, 1996 and for the period from inception on May 15, 1991

PERFORMANCE COMPARED TO THE LEHMAN AGGREGATE BOND INDEX(1)
----------------------------------------------------

                                         TOTAL RETURNS(2)
                          ----------------------------------------------
                                                   AVERAGE     AVERAGE
                                                   ANNUAL      ANNUAL
                                         ONE        FIVE        SINCE
                             YTD        YEAR        YEARS     INCEPTION
                          ---------  -----------  ---------  -----------
PORTFOLIO--CLASS A......       1.47%       5.97%       7.58%       8.14%
PORTFOLIO--CLASS B(3)...       1.33         N/A         N/A         N/A
INDEX...................       0.60        4.89        7.46        8.12

1. The Lehman Aggregate Bond Index is an unmanaged index made up of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

through September 30, 1996 was 5.97%, 7.58%, and 8.14% respectively, for the Class A shares as compared to 4.89%, 7.46% and 8.12%, respectively, for the Index. As of September 30, 1996, the Portfolio had an SEC 30-day yield of 6.59% for the Class A shares and 6.44% for the Class B shares.

While bond market returns for the third quarter of 1996 did not approach some of the stellar quarterly returns seen last year, they did improve noticeably over those of the first half of 1996. With bond yields finishing the quarter at basically the same levels at which they began, the Lehman Aggregate Bond Index returned 1.85% and the Lehman Government Corporate Index returned 1.76% for the quarter. The quarterly returns were sufficient to move the year-to-date returns of the Aggregate Index into positive territory, but not sufficient to do the same for the Government/Corporate Index, where returns remain slightly negative on a year-to-date basis. For all practical purposes, the positive return for the quarter occurred entirely during September, as returns over the July/August period were essentially flat.

Interest rate behavior over the quarter can best be characterized as fluctuating within a narrow trading range. Rates seldom deviated by more than twenty basis points from the levels at which they began the quarter and there was little variation with respect to yield curve shape, as well. This lack of a strong interest rate trend reflected both a lack of market conviction with respect to the likely future strength of the economy and a lack of market conviction regarding the likelihood of a Federal Reserve tightening.

Unlike the first half of the year, in which a consensus developed that the economy was growing rapidly, the third quarter was characterized by considerable debate over the strength of the economy. While most investors anticipated some slowing of growth from the rapid pace of the second quarter, there was far less agreement as to the timing and magnitude of any slowdown. This timing and magnitude issue was thought to be key in assessing if, when and by how much the Federal Reserve might raise short-term interest rates. Even though there were few signs of inflationary pressures, market participants generally agreed that without a slowdown in growth, the Fed would tighten to prevent such pressures from emerging. With each economic release, market participants tended to reassess their expectations of a Fed tightening, increasing these expectations and causing the market to sell off on releases that showed strength in the economy, while decreasing these expectations and causing the market to rally on releases that showed weakness. The market reacted in a similar fashion to various statements made by Federal Reserve officials during the quarter.

In the end, this debate was not resolved over the quarter. While the Federal Reserve put a tightening bias in place at its July meeting, it chose not to raise the Federal Funds target rate at its subsequent two meetings. Thus, market participants were left in the same position entering the fourth quarter as they had been in entering the third-- seeking more information to help clarify the strength of the economy and uncertain as to the future course of Fed policy.

From a sector standpoint, the narrow trading range over the quarter tended to benefit the major non-Treasury sectors, as investors sought to enhance return through adding yield spread product. Corporate spreads tightened across almost all sectors, in some cases quite sharply, as credit trends remained favorable and market technicals extremely strong. On a broad basis, corporate spreads are now at their tightest levels of the year. Mortgage securities also performed well over the quarter as the narrow interest rate range reduced the impact of the prepayment risk usually associated with this sector. Asset-backed securities likewise outperformed comparable duration Treasuries over the quarter.

Foreign bond markets continued their exceptional performance relative to the U.S. market. For example, 10-year German yields fell more than 40 basis points on the quarter, richening by a like amount relative to 10-year Treasuries. As has been the case all year, other foreign bond markets produced even better returns, particularly the higher yielding European markets.

REVIEW

    Because we have not believed that the interest rate environment has been conducive to taking interest rate risk, we have maintained a basically neutral duration position over the last nine months. In our view, sector allocation presented a better risk/reward tradeoff and we focused on these opportunities for the portfolio. We held an overweighted position in discount mortgage-backed securities throughout the year. The combination of yield enhancement, liquidity, quality and low dollar prices all contributed to the appeal of this sector. As opportunities arose, we continued to fine-tune the maturity of our mortgage holdings to position ourselves more favorably within the mortgage sector. Our corporate weightings remained fairly stable over the last three quarters. While tight spreads limited opportunities to find attractive new holdings, we were not anxious to reduce our corporate weighting because we did not expect a reversal in the fundamental and technical forces that have been driving corporate spreads tighter. Finally, we continued to see opportunity in hedged foreign bonds. We capitalized on a period of spread weakness in early August to increase our holdings of hedged German bonds, before somewhat reducing our weighting as spreads richened sharply later in the quarter. Despite substantial year-to-date outperformance, we believe fundamentals continue to favor German over U.S. bonds.

OUTLOOK

    Our Portfolio begins the fourth quarter relatively neutral to its benchmarks in duration. We do not view the current environment as an attractive one for taking interest rate risk, given the narrowness of the recent trading range. Instead, we expect to continue our focus on sector opportunities to add value to the Portfolio. Currently, our emphasis remains on discount mortgages, which offer attractive yield spreads relative to corporate bonds. In past years, corporate bond spreads have shown a tendency to widen during the fourth quarter. While we do not anticipate that happening this year, we will be alert for any opportunities to purchase attractively valued corporate bonds should such a widening occur. Finally, we expect to continue our use of hedged foreign bonds, given that total return opportunities remain favorable relative to the U.S. markets

Warren Ackerman, III
PORTFOLIO MANAGER

October 1996

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1996

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
 FIXED INCOME SECURITIES (93.7%)
   U.S. GOVERNMENT AND AGENCY OBLIGATIONS (60.7%)
     U.S. TREASURY BONDS (2.9%)
$         4,000    8.125%, 8/15/19                      $   4,473
                                                        ---------
     U.S. TREASURY NOTES (24.1%)
         17,000    6.25%, 5/31/00                          16,926
         20,000    7.25%, 8/15/04                          20,718
                                                        ---------
                                                           37,644
                                                        ---------
     FEDERAL HOME LOAN MORTGAGE CORPORATION (0.0%)
             12    13.00%, 9/01/10                             13
                                                        ---------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (16.9%)
          4,747    6.00%, 9/01/10                           4,523
          5,702    6.00%, 2/01/11                           5,434
          3,915    7.00%, 3/01/11                           3,871
          1,672    6.00%, 5/01/11                           1,586
          2,281    6.00%, 5/01/11                           2,163
          9,382    6.50%, 4/01/24                           8,888
                                                        ---------
                                                           26,465
                                                        ---------
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (16.8%)
          7,580    6.00%, 2/15/24                           6,928
          9,042    7.00%, 5/15/24                           8,745
          7,949    7.00%, 3/15/26                           7,651
          3,008    7.50%, 5/15/26                           2,971
                                                        ---------
                                                           26,295
                                                        ---------
  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS             94,890
                                                        ---------
   FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS (9.7%)
          3,000    United Mexican States 7.688%,
                    8/06/01                                 3,004
         13,500    Treuhandanstalt 6.75%, 5/13/04           9,340
          3,000    Quebec Province (Yankee) 7.50%,
                    7/15/23                                 2,875
                                                        ---------
  TOTAL FOREIGN GOVERNMENT AND AGENCY
   OBLIGATIONS                                             15,219
                                                        ---------
   CORPORATE BONDS AND NOTES (17.8%)
     BROADCAST-RADIO & TELEVISION (1.5%)
          2,500    News America Holdings 7.75%,
                    12/01/45                                2,288
                                                        ---------
     FINANCE (16.3%)
          2,000    Capital One Bank 6.47%, 7/31/98          1,990
          5,000    Ford Motor Credit Co. 6.25%,
                    11/08/00                                4,888
          5,000    General Motors Acceptance Corp.
                    7.375%, 6/22/00                         5,088
          5,000    Goldman Sachs Group 6.25%, 2/01/03       4,798
          3,215    Lehman Brothers Holdings, Inc.
                    5.75%, 2/15/98                          3,181
          3,000    Lehman Brothers Holdings, Inc.
                    7.25%, 4/15/03                          2,975


     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------

$         2,500    Lumbermens Mutual Casualty Co.,
                    Series AI, 9.15%, 7/01/26           $   2,611
                                                        ---------
                                                           25,531
                                                        ---------
  TOTAL CORPORATE BONDS AND NOTES                          27,819
                                                        ---------
   ASSET BACKED SECURITIES (5.5%)
             14    Federal National Mortgage
                    Association, REMIC 92-59F,
                    (Floating Rate), 5.925%, 8/25/06           14
             18    ML Asset Backed Corporation,
                    Series 1993-1, Class A2, 5.125%,
                    7/15/98                                    18
          3,404    Resolution Trust Corp., Series
                    1991-M5, Class A, 9.00%, 3/25/17        3,542
          5,000    Standard Credit Card Trust 6.75%,
                    6/07/00                                 5,033
                                                        ---------
  TOTAL ASSET BACKED SECURITIES                             8,607
                                                        ---------
TOTAL FIXED INCOME SECURITIES (93.7%)
  (Cost $146,152)                                         146,535
                                                        ---------
 SHORT-TERM INVESTMENT (5.1%)
   REPURCHASE AGREEMENT (5.1%)
          8,005    Goldman Sachs & Co., 5.625%, dated
                    9/30/96, due 10/01/96, to be
                    repurchased at $8,006,
                    collateralized by $8,195 U.S.
                    Treasury Notes, 6.50%, due
                    8/15/05, valued at $8,091 (Cost
                    $8,005)                                 8,005
                                                        ---------
TOTAL INVESTMENTS (98.8%) (Cost $154,157)                 154,540
                                                        ---------
OTHER ASSETS AND LIABILITIES (1.2%)
 Other Assets                                              25,080
 Liabilities                                              (23,165)
                                                        ---------
                                                            1,915
                                                        ---------
NET ASSETS (100%)                                       $ 156,455
                                                        ---------
                                                        ---------
 CLASS A:
   NET ASSETS                                           $ 155,065
  NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
    Applicable to 14,721,770 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)           $10.53
                                                        ---------
                                                        ---------
 CLASS B:
  NET ASSETS                                               $1,390
  NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
    Applicable to 132,024 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)           $10.53
                                                        ---------
                                                        ---------

------------------------------

REMIC -- Real Estate Mortgage Investment Conduit
Floating Rate Security -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 1996.

                                       5